UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MIMEDX GROUP, INC.

(Name of registrant as specified in its charter)

Payment of the filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROTECT YOUR INVESTMENT BY VOTING ONLY THE BLUE VOTING INSTRUCTION FORM TODAY!! USE ONE OF THE EASY WAYS TO VOTE BELOW: VOTE BY PHONE 1-800-454-8683 VOTE BY INTERNET WWW.PROXYVOTE.COM You’ll need your CONTROL NUMBER, which can be found on the BLUE Voting Instruction Form in the box next to the arrow, as shown in the example below: XXXX-XXXX-XXXX-XXXX ANY QUESTIONS? Please see the Shareholder Voting Guide on the reverse side!

SHAREHOLDER VOTING GUIDE What will I receive? You will likely receive several mailings from both MiMedx Group, Inc. and the Petit Group ahead of the Company’s Annual Meeting of Shareholders. To support the Company’s nominees, you need to vote FOR ALL nominees on the BLUE Voting Instruction Form, for each of your accounts. You should DISCARD the Petit Group’s White Voting Instruction Form. Even a protest vote against the Petit Group nominees on the White Voting Instruction Form will revoke any prior votes on the Company’s BLUE Voting Instruction Form. How do I vote? Use the easy-to-follow instructions on the reverse side of this voting guide. What if I vote more than once? ONLY your latest-dated vote will be counted, and it will override your previous votes. If I do not vote, is that an automatic vote for MiMedx Group, Inc.? No. If you do not vote, your shares will not be counted for this important election. ANY QUESTIONS? Please call our proxy solicitor, Innisfree M&A Incorporated Toll free: 1-877-800-5195 (from the U.S. or Canada) or +1-412-232-3651 (from other locations)

PROTECT YOUR INVESTMENT BY VOTING ONLY THE BLUE PROXY CARD TODAY!! USE ONE OF THE EASY WAYS TO VOTE BELOW: VOTE BY PHONE 1-866-888-4015 VOTE BY INTERNET WWW.PROXYVOTENOW.COM/MDXG You’ll need your CONTROL NUMBER, which can be found on the BLUE Proxy Card in the box labelled as follows: CONTROL NUMBER: XXX-XXX-XXXX ANY QUESTIONS? Please see the Shareholder Voting Guide on the reverse side!

SHAREHOLDER VOTING GUIDE What will I receive? You will likely receive several mailings from both MiMedx Group, Inc. and the Petit Group ahead of the Company’s Annual Meeting of Shareholders. To support the Company’s nominees, you need to vote FOR ALL nominees on the BLUE Voting Instruction Form, for each of your accounts. You should DISCARD the Petit Group’s White Voting Instruction Form. Even a protest vote against the Petit Group nominees on the White Voting Instruction Form will revoke any prior votes on the Company’s BLUE Voting Instruction Form. How do I vote? Use the easy-to-follow instructions on the reverse side of this voting guide. What if I vote more than once? ONLY your latest-dated vote will be counted, and it will override your previous votes. If I do not vote, is that an automatic vote for MiMedx Group, Inc.? No. If you do not vote, your shares will not be counted for this important election. ANY QUESTIONS? Please call our proxy solicitor, Innisfree M&A Incorporated Toll free: 1-877-800-5195 (from the U.S. or Canada) or +1-412-232-3651 (from other locations)